U.S. SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                      FORM 8-K


                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

             Date of Report (date of earliest event reported): May 18, 2009

                           5G WIRELESS COMMUNICATIONS, INC.
              (Exact Name of Registrant as Specified in Its Charter)

          Nevada                      0-30448                20-0420885
(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
       of Incorporation)                                   Identification No.)

409 North Pacific Coast Highway, Suite 799, Redondo Beach, California   90277
             (Address of Principal Executive Offices)                (Zip Code)

        Registrant's telephone number, including area code: (949) 873-8071


                      ________________________________________
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     (a) Effective on May 21, 2009, the Company entered into an Employment Agreement with its CEO, Bo Linton. This Agreement has a term of three years. Under this Agreement, Mr. Linton is to be paid an annual salary of $216,000, with a 15% annual increase during the agreement as compensation established by the Company's Board of Directors. Mr. Linton is to receive a monthly payment of $18,000 a month that will be paid as funds become available based on sales or funding. Any payment that is not paid will be accrued and paid as soon as funds become available. In the event cash does not become available, Mr. Linton may, at his discretion, convert the accrued payments owed into common stock (as outlined in the Agreement).

     As additional compensation for the services to be rendered pursuant to this Agreement, Mr. Linton will be paid the following
Bonus Compensation:

     (1) An amount equal to 1% of the Gross Operating Income received by the Company during each Fiscal Year of the Employment Period.

     (2) Subject to compliance with states securities laws and rules, an amount equal to 5% of any and all funds raised and received by the Company, solely based upon Mr. Linton's fundraising and marketing efforts, whether such funds are paid to the Company in the form of debt or equity.

    (3) Restricted shares of common stock in the amount of 5,000,000 shares as a commencement bonus effective December 15, 2008.

     Mr. Linton will receive other benefits under the Agreement, such as full health insurance for him and his family, a disability income policy, a term life insurance policy in the amount of $500,000 on his life, stock options, at the discretion of the Company's board of directors.

     Should the Board of Directors of the Company vote to remove the EXECUTIVE from employment by the Company, Mr. Linton would receive the following:

     (1) Balance of wages outlined in this agreement from the date of the Board's vote to the end of the agreement;

     (2) Issued to Mr. Linton, preferred class B shares of stock in the amount of 1,000,000 shares, valued at $1.00 per share; and

     (3) Continue health/medical plan insurance benefits for the balance of the agreement under the existing health/medical plan.

     (b) Effective on April 20, 2009, the Company entered into a strategic alliance agreement with MagneGas Corporation, Delaware corporation. The agreement states that the Company, under its new business model "Clean Energy and Power," and MagneGas are desirous to work together for the purpose of developing a MagneGas refinery powered by an alternative source of electricity such as wind , solar, or both.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601of Regulation S-K.

                                SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       5G Wireless Communications, Inc.



Dated: May 22, 2009                    By: /s/ Bo Linton
                                       Bo Linton, President


                                 EXHIBIT INDEX

Number                            Description

10.1 Employment Agreement between the Company and Bo Linton, dated May 21, 2009 (filed herewith).

10.2     Strategic Alliance Agreement between the Company and
         MagneGas Corporation, dated May 18, 2009 (filed herewith).

                                 EX-10.1
                          EMPLOYMENT AGREEMENT


                           EMPLOYMENTAGREEMENT
                                BETWEEN
                     5G WIRELESS COMMUNICATIONS, INC.
                                  AND
                               BO LINTON

     Pursuant to this Employment Agreement ("Agreement"), dated May 21, 2009, Bo Linton ("Executive") and 5G Wireless Communications,
Inc. ("Company"), hereby state Executive's Employment Agreement with the Company to read in its entirety as follows:

                                 WITNESSETH:

     WHEREAS, the Company is a corporation organized under the laws of the State of Nevada and authorized to do business in the Commonwealth of California and is in the business of clean energy project development, and related material; and

     WHEREAS, the EXECUTIVE is skilled and experienced in the business for which the Company engages.

     NOW, THEREFORE, in consideration of the premises and in consideration of the mutual benefits to be derived by each party to this agreement, the parties agree as follows:

1.  EMPLOYMENT.

     The Company hereby employs, engages, and hires EXECUTIVE as its chief executive officer to supervise and manage all of the affairs of the Company, subject to direction from the Company's board of directors. EXECUTIVE hereby accepts and agrees to such hiring, engagement, and employment. The EXECUTIVE's duties shall be such as are directed to him by the Company's board of directors and in general to serve as the chief executive officer of the Company. In rendering efforts as an EXECUTIVE, the EXECUTIVE shall at all times be subject to the full control and instructions of the Company's board of directors.

2.  BEST EFFORTS OF EXECUTIVE.

     The EXECUTIVE agrees that he will at all times faithfully, industriously, and to the best of his ability, experience, talents, and training perform all the duties that may be required of and from him pursuant to the express and implicit terms hereof, to the reasonable satisfaction of the Company.

3.  TERM OF EMPLOYMENT.

     The term of this agreement shall be for three (3) years, commencing upon execution of this agreement.

4.  COMPENSATION.

     The Company shall pay to the EXECUTIVE, and the EXECUTIVE shall accept from the Company in full payment of the EXECUTIVE's services rendered hereunder, an annual salary of Two Hundred Thousand Dollars ($216,000), with a fifteen (15%) annual increase during the agreement as compensation established by the Company's board of directors.

     Executive shall receive a monthly payment of Eighteen Thousand Dollars ($18,000) a month which will be paid as funds become available based on sales or funding. Any payment that is not paid will be accrued and paid as soon as funds become available.

     The Board, in its discretion, may increase the base payment based upon relevant circumstances. A One Hundred Eighty (180) day grace period for accrued payment will be given to Public Company in the event it is unable to pay Executive the monthly payment. However, payment will accrue and remain due. An Eight Percent (8%) annual interest rate will be applied to past due payments.

     In the event cash does not become available, Executive may, at Executive's discretion, convert the accrued payments owed into common stock. Conversion of Debt. Provided that, and only to the extent that, the Corporation has a sufficient number of shares of authorized but unissued and unreserved Common Stock available to issue upon conversion, debt to EXECUTIVE shall be convertible at the option of the Holder thereof, at any time prior to the close of business on the date fixed by the Corporation for redemption or conversion of such conversion as herein provided, into fully paid and nonassessable shares of Common Stock and such other securities and property as hereinafter provided, (the "Conversion Price") equal to the lesser of: (i) if converted without benefit of a registration statement, the conversion price will be equal to seventy-five percent (75%) of the lowest close bid of the Common Stock as reported by the market or exchange on which the Common Stock is listed or quoted for trading or quotation on the date in question (for example, the Nasdaq SmallCap Market, the Over-the-Counter Bulletin Board, the American Stock Exchange, the New York Stock Exchange or the Nasdaq National Market (as applicable, the "Trading Market") for the twenty (20) trading days preceding the Conversion Date for the Convertible Debt; (ii) if converted with the benefit of a registration statement, the conversion price will be equal to eighty-five percent (85%) of the lowest close bid of the Common Stock as reported by the Trading Market for the twenty (20) trading days preceding the Conversion Date for each full share of Convertible Preferred Stock held; or (iii) One Dollar ($1.00) (subject to adjustment as appropriate in the event of recapitalizations, reclassifications stock splits, stock dividends, divisions of shares and similar events).

5.  BONUS COMPENSATION.

     As additional compensation for the services to be rendered by the Executive pursuant to this Agreement, the Executive will be paid the following Bonus Compensation:

     (a) The Company shall pay Executive an amount equal to one percent (1%) of the Gross Operating Income received by Company during each Fiscal Year of the Employment Period. The bonus payment described in this Section 3.2(a) shall be paid to Executive by the Company within thirty (30) days of the completion of the independent certified public accountant's completion of the annual audit for Company at the close of each Fiscal Year;

     (b) Subject to compliance with states securities laws and rules, the Company shall pay to Executive an amount equal to five percent (5%) of any and all funds raised and received by the Company, solely based upon Executive's fundraising and marketing efforts, whether such funds are paid to the Company in the form of debt or equity. The bonus payment described in this Section 3.2(c) shall be calculated monthly and paid in quarterly disbursements to Executive, with the first payment to be paid on August 1, 2009, and each additional payment made on the first day of each quarter thereafter throughout the Employment Period of this Agreement.

    (c) Issued to the EXECUTIVE restricted shares of common stock in the amount of Five Million (5,000,000) shares as a commencement bonus effective December 15, 2008.

6.  ADDITIONAL COMPENSATION.

     In addition to the monetary compensation paid to the EXEC, the Company shall pay or furnish the following to the EXECUTIVE as additional compensation:

     (a) Full health insurance for the EXECUTIVE and his family.

     (b) A disability income policy for the EXEC, with the EXECUTIVE to receive his regular salary and benefits for at least the first six
(6) months of any disability.

     (c) A term life insurance policy in the amount of Five Hundred Thousand Dollars ($500,000) on the EXECUTIVES's life.

     (d) Contributions to a 401(k) plan or other similar retirement plan.

     (e) The cost of any necessary continuing education, conventions, trade gatherings, such as registration fees, travel, and lodging therefor, as well as the payment of dues to trade associations.

     (f) Six weeks per year paid vacation time.

     (g) Paid time for all standard federal and state holidays.

     (h) Employment required items such as worker's compensation, unemployment insurance, and social security contributions.

     (i) Stock options, at the discretion of the Company's board of directors.

     (j) Should the Board of Directors of the Company vote to remove the EXECUTIVE from employment by the Company, the EXECUTIVE shall receive the following:

     (1) Balance of wages outlined in this agreement from the date of the Board's vote to the end of the agreement;

     (2) Issued to the EXECUTIVE preferred class B shares of stock in the amount of One Million (1,000,000) shares at One
     Dollar ($1.00) per share; and

     (3) Continue Health/Medical Plan Insurance benefits for the balance of the agreement under the existing Health/Medical Plan;

7.  REIMBURSEMENT FOR EXPENSES.

     Executive shall be expected to incur various business expenses customarily incurred by persons holding like positions, including but not limited to traveling, entertainment and similar expenses incurred for the benefit of the Company. Subject to the Company's policy regarding the reimbursement of such expenses (which does not necessarily provide for reimbursement of all such expenses and requires previous authorization), the Company shall reimburse Executive for such expenses from time to time, at Executive's request, and Executive shall account to the Company for such expenses.

8.  ASSIGNMENT OF BENEFITS.

     Executive desires that all benefits accruing to him under this Agreement are hereby assigned to Eric Gregory Holdings, Inc., a Nevada Corporation.

9.  TERMINATION BY THE COMPANY.

     (a) The Company shall have the right to terminate this Agreement under the following circumstances:

          (1)  Upon death of Executive.

          (2) Upon notice from the Company to Executive in the event of an illness or other disability which has incapacitated him from performing his duties for six consecutive months as determined in good faith by the Board.

     (3) For good cause upon notice from the Company. Termination by the Company of Executive's employment for "good cause" as used in this Agreement shall be limited to gross negligence or malfeasance by Executive in the performance of his duties under this Agreement or the voluntary resignation by Executive as an employee of the Company.

     (4) CEO may resign at any time with 30 days written notice. In the event of CEO's resignation all terms of this agreement are accelerated to become immediately due. The $10,000 per month salary will NO LONGER be applicable and the salary due shall be pro rated for the final month.

     (b) Relocation Clause - CEO will NOT be required to live in any specific location.

     If CEO is terminated for the reason of not living in a specific location, the full salary will remain due for the term of the agreement and the stock bonus will remain active pursuant to its term of non dilution.

10. BINDING AGREEMENT.

     This Agreement shall be binding upon and inure to the benefit of Executive, his heirs, distributees and assigns and the Company, its successors and assigns. Executive may not, without the express written permission of the Company, assign or pledge any rights or obligations hereunder to any person, firm or corporation.

11.  AMENDMENT; WAIVER.

     This Agreement contains the entire agreement of the parties with respect to the employment of Executive by the Company. No amendment or modification of this Agreement shall be valid unless evidenced by a written instrument executed by the parties hereto. No waiver by either party of any breach by the other party of any provision or condition of this Agreement shall be deemed a waiver of any similar or dissimilar provision or condition at the same or any prior or subsequent time.

12.  GOVERNING LAW.

     (a) This Agreement shall be governed by and construed under and in accordance with the laws of the State of California without regard to principles of conflicts of laws; and the laws of that state shall govern all of the rights remedies, liabilities, powers and duties of the parties under this Agreement and of any arbitrator or arbitrators to whom any matter hereunder may be submitted for resolution by the parties hereto, as contemplated by and pursuant to California Code.

     (b) Any legal action or proceeding with respect to this Agreement shall be brought exclusively in the federal or state courts of the State of California, and by execution and delivery of this Agreement, Executive and the Company irrevocably consent to the jurisdiction of those courts. Executive and the Company irrevocably waive any objection, including any objection to the laying of venue or based on the of forum non conveniens, which either may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Agreement or any transaction related hereto. Executive and the Company acknowledge and agree that any service of legal process by mail in the manner provided for notices under this Agreement constitutes proper legal service of process under applicable law in any action or proceeding under or in respect of this Agreement.

     (c) The parties agree that this Agreement (together with any stock option agreements entered into between the Company and Executive and any other documents or agreements specifically referred to herein) shall constitute the sole and conclusive basis for establishing Executive's compensation for all services provided by him hereunder for his employment by the public company 5G Wireless Communications.

13.  NOTICES.

     All notices which a party is required or may desire to give to the other party under or in connection with this Agreement shall be given in writing by addressing the same to the other party as follows:

If to Executive to:

Eric Gregory Holdings, Inc.
502 East John Street, #2288
Carson City, Nevada 89706

If to the Company, to:

5G Wireless Communications, Inc.
409 North Pacific Coast Highway, Suite #799
Redondo Beach, California 90277

or at such other place as may be designated in writing by like notice. Any notice shall be deemed to have been given within 48 hours after being addressed as required herein and deposited, first-class postage prepaid, in the United States mail.

     IN WITNESS WHEREOF, the parties have executed this Agreement this 21st day of May 2009.

                                       5G Wireless Communications, Inc.


                                       By: /s/  Bo Linton
                                       Bo Linto, CEO


                                       Bo Linton
                                      /s/  Bo Linton
                                      Bo Linton

                                      Eric Gregory Holdings, Inc.



                                      By: /s/  Christy Linton
                                      Christy Linton, Director

                                 EX-10.2
                     STRATEGIC ALLIANCE AGREEMENT


                     STRATEGIC ALLIANCE AGREEMENT

This Strategic Alliance Agreement ("SAA") is entered into by and between 5G Wireless Communications, Inc. (Name Change pending to
"Clean Energy and Power" ("CEP") and MagneGas Corporation, Delaware corporation ("MNGA"), on this 18th day of May, 2009.

1.  Recitals

Whereas, CEP is a corporation organized and existing under the law of the state of Nevada with ts principle place of business in the state of California.

Whereas MNGA is a.Delaware Corporation with headquarters located in Florida.

Whereas CEP and MNGA are desirous to work together for the purpose of developing a MagneGas refinery powered by an alternative source of electricity such as wind , solar, or both. The goal of the project is to produce clean burning hydrogen base fuel from liquid waste powered by either wind turbine, solar power, or a combination of the two.

Whereas MNGA provides the MagneGas technology expertise and CEP provides the funding for the project and the alternative electricity source.

2.  Responsibilities for a Strategic Alliance

(a) CEP will provide project financing and alternative electricity source.

(b) MNGA will provide the MagneGas technology and expertise in designing the cohesive system.

3.  This is a NON-EXCLUSIVE Agreement.

4.  Website Links and Image Authorization

CEP and MNGA authorize each other to be named as a "Partner" on each others website with a corporate logo linking to its website.

CEP and MNGA have the right to withdraw from this agreement at any time. The other party has to delete all or partially logos, references or links from its website on written demand not later than three (3) days after receiving this demand by e-mail and/or fax.


DATED: May 18, 2009                    5G Wireless Communications, Inc.



                                       By: /s/  Bo Liinton
                                       Bo Linton, CEO



DATED: May 18, 2009                    MagneGas Corporation



                                       By: /s/  Richard Connelly
                                       Richard Connelly, President